Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant  [ X ]
Filed by a party other than the Registrant  [   ]
Check the appropriate box:
[ X ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission only (as
       permitted by Rule 14a-6(e)(2))
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

___________________________________________________________

(Name of Registrant as Specified In Its Charter)

  Janus Investment Fund
---------------------------

Name of person(s) Filing Proxy Statement, if other than the
Registrant)
Payment of Filing Fee (Check the appropriate box):
[ X ]  No fee required
[   ]  Fee computed on table below per Exchange Act Rules 14a
       -6(i)(1) and 0-11

      (1)  Title of each class of securities to which
           transaction applies:
      ____________________________________________________

      (2)  Aggregate number of securities to which
           transaction applies:
      ____________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      ____________________________________________________

      (4)  Proposed maximum aggregate value of transaction:
      ____________________________________________________

      (5)  Total fee paid:
      ____________________________________________________

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[   ]  Fee paid previously with preliminary materials.
[   ]  Check box if any part of the fee is offset as provided
       by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
Identify
       the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:
       ____________________________________________________

       (2)  Form, Schedule or Registration Statement No.:
       ____________________________________________________

       (3)  Filing Party:
       ____________________________________________________

       (4)  Date Filed:
       ____________________________________________________

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  Dear Janus Investor,

  A short while ago, we let you know about our proposed plan to liquidate the Janus Intermediate Government Securities Fund
  (the "Fund"). The Fund's Trustees have already approved the plan -- now we need to get the final okay from you.

  As you'll recall, there were several reasons for making the decision to liquidate the Fund. Primarily, the Fund hasn't grown to a size that allows it to operate efficiently. The Fund's investment performance has likely contributed to its inability to achieve significant growth. In addition, we offer other conservative fixed-income funds -- Janus Short-Term Bond Fund and the Janus Money Market Funds -- which reduce the need to offer this type of investment.

  Enclosed you'll find the proxy materials needed to vote on this proposed liquidation, as well as more detailed information on the plan and our reasons for the liquidation.

  Your vote is vital in this process, so please be sure to complete and return the proxy as soon as possible. We've included a postage-paid envelope for your convenience, or if you prefer to vote by telephone, please call 1-800-________.

  Keep in mind, if you and your fellow investors decide in favor of liquidating the Fund, you'll have the choice of either exchanging the shares in your account to another Janus fund or receiving a check for the value of those shares.

  Please note that you don't have to wait for completion of the Fund's liquidation (scheduled for January 31, 1997) to exchange or redeem your shares. You can make your request at any time by simply calling an Investor Service Representative at 1-800-525-3713 or by calling our JETS(Registered Trademark) line at 1-800-525-6125 for automated transactions.

  We truly value you as a Janus investor, so we hope you'll choose to exchange your shares to another Janus fund. If you decide to do so, please consult the enclosed prospectuses.

  We apologize for any inconvenience this may cause you, but we truly believe that in making this decision, we're acting with your best interests in mind. Of course, if you have any questions, don't hesitate to contact us at 1-800-525-3713.

  Sincerely,

  Thomas H. Bailey
  Chairman

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          JANUS INTERMEDIATE GOVERNMENT SECURITIES FUND
                       100 FILLMORE STREET
                      DENVER, COLORADO 80206

             NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                     TO BE HELD JANUARY 21, 1997

       A Special Meeting of Shareholders of JANUS INTERMEDIATE GOVERNMENT SECURITIES FUND (THE "FUND") OF JANUS INVESTMENT FUND (THE "TRUST") will be held at the offices of the Trust, 720 S. Colorado Blvd., 7th Floor, Denver, Colorado 80222 on January 21, 1997 at 10:00 a.m. Mountain Time, or at such adjourned time as may be necessary to vote (the "Meeting") for the following purposes:

       (1) To adopt a Plan of Complete Liquidation (the "Plan") providing for the liquidation of the Fund's assets and the distribution of all of the proceeds of such liquidation, which will be in cash, less an amount to be provided for debts and liabilities of the Fund, to the Shareholders of the Fund; and

       (2) To transact such other business as may properly come before the Meeting.

       Shareholders of record of the Fund at the close of business on November 8, 1996 (the "Record Date") will be entitled to vote at the Meeting. Each share of the Fund is entitled to one vote, with proportionate voting for fractional shares.

                      By direction of the Trustees,


                      Kelley Abbott Howes
                      Secretary

  November 12, 1996
  Denver, Colorado


  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED
  TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE
  ACCOMPANYING STAMPED ENVELOPE.  IN ORDER TO AVOID UNNECESSARY
  DELAY, WE ASK YOUR COOPERATION IN MAILING THE PROXY PROMPTLY.

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                        PROXY STATEMENT

          JANUS INTERMEDIATE GOVERNMENT SECURITIES FUND
                       100 FILLMORE STREET
                     DENVER, COLORADO 80206

                SPECIAL MEETING OF SHAREHOLDERS

                    TO BE HELD JANUARY 21, 1997


       This Proxy Statement and enclosed form of proxy are furnished in connection with the solicitation of proxies by and on behalf of the Trustees of the Trust to be used at a Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, 720 S. Colorado Blvd., 7th Floor, Denver, Colorado 80222, on January 21, 1997, at 10:00 a.m. Mountain Time or at any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice.

       This Proxy Statement and the form of proxy are being mailed to shareholders on or about November 12, 1996. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Trust at the address set forth above) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the proxy statement. Shareholders may also vote by telephone by calling 1-800-__________.

       Holders of record of the shares of beneficial interest of the Fund at the close of business on November 8, 1996 (the "Record Date") will be entitled to vote on each proposal presented at the Meeting. On the Record Date, there were ______________ shares ("Shares") of the Fund outstanding.
  Each Share of the Fund is entitled to one vote, with proportionate voting for fractional Shares.

       Copies of the Fund's most recent annual and semi-annual reports are available upon request and without charge by calling the Fund at 1-800-525-3713 or writing the Fund at the address first set forth above.

                              3
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                          PROPOSAL 1

  TO ADOPT A PLAN OF COMPLETE LIQUIDATION ("PLAN") PROVIDING FOR
  THE LIQUIDATION OF THE FUND'S ASSETS AND THE DISTRIBUTION OF
  ALL OF THE PROCEEDS OF SUCH LIQUIDATION

  The Proposed Plan of Complete Liquidation

       At a meeting of the Trustees of the Trust held on September 10, 1996, the Trustees approved a resolution to recommend to the Fund's shareholders that the Fund be liquidated
  in accordance with the Plan. A copy of the Plan is attached as Exhibit A to this Proxy Statement. All descriptions of the Plan in this Proxy Statement are qualified in their entirety by reference to such Plan.

       The Fund is a series of the Trust, which is organized as a business trust under Massachusetts law. If the Plan is adopted by the Fund's shareholders, the Trustees and officers will proceed on behalf of the Fund to implement the provisions of the Plan as expeditiously as they deem practicable and in accordance with Massachusetts law. Such action will include, among other things, distribution to the shareholders of the Fund's assets, which will be reduced to cash, and termination of the Fund. All costs of the liquidation of the Fund (other than any costs incurred by the Fund in selling its portfolio securities) will be borne by Janus Capital Corporation ("Janus Capital"), the Fund's investment adviser.

  Background of and Reason for the Plan

       Janus Capital and the Trustees believe that with net assets of $__________ at October 31, 1996, the Fund is too small to obtain efficiencies in investment operations and a more competitive expense ratio. Janus Capital currently waives certain fees and expenses to limit the Fund's total annual operating expenses to .65% of the Fund's total assets. However, this waiver has not had the intended result of enabling the Fund to grow to a sufficient size and Janus Capital does not believe that a continuation of this waiver will result in increased sales. Without the waiver, the Fund's total operating expenses would have been ___% of the Fund's total assets for the fiscal year ended October 31, 1996.

       Despite efforts to increase sales of the Fund's Shares, Janus Capital believes that it is not likely that the Fund will experience further material growth in assets in the foreseeable future. The investment performance of the Fund has likely contributed to the Fund's inability to achieve significant growth. Janus Capital believes that its primary investment management strengths are in individual stock and bond selection. The Fund does not benefit from these strengths as much as other Janus funds because the Fund invests primarily in U.S. government securities. U.S. government securities generally present minimal credit risk so the Fund's performance is affected more by interest rate risk than by credit risk of individual issuers. Thus, Janus Capital's talent in analyzing credit risk is not utilized. Since the Fund commenced operations, other conservative

                              4
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  fixed-income funds have been added to the Janus Funds,
including
  Janus Short-Term Bond Fund and three Janus Money Market Funds, which Janus Capital believes have reduced the demand for the Fund.

       Janus Capital has concluded that the small size of the Fund will not ultimately produce benefits for shareholders of a viable and competitive mutual fund. Accordingly, Janus
  Capital has recommended that the Fund be liquidated.

       Prior to or as part of the liquidation process, shareholders of the Fund will be permitted to exchange their Fund Shares for shares of any other Janus fund that is open to new investors, including Janus Short-Term Bond Fund or any of the Janus Money Market Funds (copies of the prospectuses for these funds are included with these materials). Exchanges or redemptions of shareholders who complete the attached proceeds instruction card will be processed only upon the liquidation of the Fund. Shareholders may implement an exchange or redemption order prior to the liquidation by calling 1-800-525-3713 or the JETS line at 1-800-525-6125 for automated transactions (or by following the instructions in the Fund's prospectus for exchanges or redemptions by mail).

       At a meeting on September 10, 1996, and by written consent dated October 28, 1996, the Trustees considered and approved the Plan for submission to shareholders for adoption. In making this determination, the Trustees considered a number of factors, including the amount of the Fund's assets, the Fund's performance record, and the prospects for increasing sales of the Fund's Shares to raise the Fund's assets to a
  more viable level.   The Trustees also considered the
  alternative of merging or reorganizing the Fund into a similar fund. In addition, the Trustees considered the tax implications to shareholders of the liquidation, as discussed under "General Tax Consequences."

       In light of these factors, the Trustees concluded that liquidation of the Fund would be in the best interests of shareholders. In connection with the pending vote on the Plan, the Fund ceased selling its shares to new investors on October 10, 1996. In anticipation of the proposed liquidation of the Fund, the Fund may begin to shorten its average-weighted maturity described in the prospectus in order to better enable an orderly liquidation of the Fund's assets.

  Description of the Plan

       The Plan will require the Fund to cease engaging in any business activities, except for the purposes of winding up its business and affairs, preserving the value of the Fund's assets, and distributing the proceeds derived from the sale of the Fund's assets to shareholders in accordance with the provisions of the Plan. Nevertheless, the Plan permits the Fund to continue to carry on its activities as a series of an investment company, as described in its current prospectus, with regard to existing shareholders and assets, until the final distribution to shareholders is made. The Plan directs the Fund to cause the liquidation of its assets to cash through the sale of its investments as soon as practicable, depending on market conditions and consistent with the terms of the Plan, and to pay or provide for the payment of all outstanding obligations, taxes and other accrued or contingent liabilities.

                              5
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       The Plan further requires the officers of the Trust on
  behalf of the Fund to arrange for the distribution of the cash proceeds derived from the sale of the Fund's net assets to the shareholders on a pro rata basis. Such distribution shall be made to each shareholder by check, or shareholders who so elect may exercise the exchange privilege and exchange Shares of the Fund for shares of other Janus funds, prior to or at the time of the liquidation. If adopted by shareholders at the Meeting, the liquidation and distribution are expected to occur on or about January 31, 1997. The Fund will be closed to all subsequent investments on January 21, 1997.

       The officers of the Trust on behalf of the Fund are authorized to perform such acts as are necessary, desirable or convenient to carry out the details of the Plan, and to execute, acknowledge and deliver any and all documents necessary to liquidate the net assets of the Fund and to otherwise carry out the Plan. The Trustees may terminate the Plan and abandon the liquidation, notwithstanding adoption by shareholders, at any time prior to final distribution of cash to shareholders if, in the judgment of the Trustees, the facts and circumstances make proceeding with the Plan inadvisable.

       If the Plan is not adopted, Janus Capital presently intends to repropose a plan of liquidation.

  General Federal Income Tax Consequences

       The following is only a general summary of the federal income tax consequences of the Plan to shareholders who are United States citizens. The summary does not address the federal income tax consequences to shareholders who are corporations, trusts, estates, tax-exempt organizations or non-U.S. citizens. SHAREHOLDERS SHOULD CONSULT WITH THEIR OWN TAX ADVISORS FOR ADVICE REGARDING THE APPLICATION OF CURRENT FEDERAL TAX LAW IN THEIR PARTICULAR SITUATIONS AND WITH RESPECT TO STATE, LOCAL, FOREIGN, AND OTHER TAX CONSEQUENCES OF THE PLAN.

       The Fund is a diversified mutual fund. Net investment income is declared daily and paid monthly. Any net realized capital gains are declared and paid annually. As a result of the liquidation, distributions may be made more frequently.
  As a general rule, the liquidation distribution paid to each shareholder will be treated for federal income tax purposes as a payment in exchange for the shareholder's Shares. Thus, a shareholder who is a United States resident or citizen will be taxed only to the extent that the distribution exceeds his or her basis in such Shares; if the amount received is less than his or her basis, the shareholder will realize a loss. Such gain or loss will be a capital gain or capital loss if the shareholder's Shares are held as capital assets, but certain exemptions may apply.

       Shareholders who realize a capital loss on the distribution may be able to use that capital loss to offset other taxable capital gains, plus for noncorporate shareholders, up to $3,000 of ordinary income. Capital losses of noncorporate shareholders that exceed this limit may be carried forward indefinitely. Shareholders should consult with their individual tax advisors to determine if they will have a loss on the liquidation of the Fund and whether they are eligible for such tax treatment. Any loss recognized on Shares held for six months or less will be treated as

                              6
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  long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such Shares.

       Further information concerning the sources of the funds distributed to shareholders will be forwarded with the liquidating distribution.

       Under the Internal Revenue Code, some shareholders may be subject to a 31% withholding tax on their liquidating distributions ("backup withholding"). Generally, shareholders subject to a backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who the Internal Revenue Service has identified as having furnished an incorrect number or as having failed to report interest or dividend income on their tax returns.

       There may be additional tax consequences for shareholders holding Shares of the Fund in IRAs or Keogh Plans. Some IRAs or Keogh Plans which hold Shares may have been established with custodians who do not possess the power to reinvest the liquidating distribution, but instead must immediately distribute such amounts to the beneficiary. In this situation, the amount received by the beneficiary will constitute a taxable distribution; and if the beneficiary has not attained 59 1/2 years of age, such distribution will generally constitute a premature distribution subject to a 10% penalty tax. This penalty tax is in addition to the beneficiary's regular federal income tax. However, beneficiaries who receive a distribution from their IRAs or Keogh Plans on account of the liquidation of the Fund may be able to avoid the above-described taxes and characterize the receipt of the liquidating distribution as a tax-free distribution if, within 60 days of receipt of the liquidating distribution, it is "rolled over" into another IRA or an otherwise qualifying retirement plan. If the shareholder holds Shares in an IRA, the shareholder may only make a rollover to another IRA if the shareholder has not made a tax free rollover from his IRA during the one year period preceding the receipt of the liquidating distribution. Such a rollover will not generate a deduction for the current year. Tax results will vary depending upon the status of each beneficiary, and therefore each beneficiary who receives a distribution from his IRA or Keogh Plan on account of the liquidation of the Fund must consult with his own tax adviser regarding his personal tax results in this matter.

  Required Vote

       Under the Trust's Agreement and Declaration of Trust, as amended, approval of the Plan for the Fund will require the affirmative vote of the holders of at least a majority of the outstanding Shares of the Fund entitled to vote, as defined in the Investment Company Act of 1940 ("1940 Act"). A majority of the outstanding Shares of the Fund is defined in the 1940 Act as 67% or more of the Shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities of the Fund, whichever is less.

       THE TRUSTEES, INCLUDING ALL OF THE "NON-INTERESTED"
  TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE FOR
  ADOPTION OF THE PLAN.

                              7
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                       ADDITIONAL INFORMATION

  Appraisal Rights

       There are no appraisal rights under Massachusetts law for shareholders upon dissolution of the Fund. Any shareholder of the Fund may, however, redeem his or her shares at net asset value prior to the date of the dissolution of the Fund or exchange their shares of the Fund for shares of other Janus funds.

  Manner of Voting Proxies

       In the event a quorum is not present at the Meeting or in the event a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" Proposal 1 in favor of an adjournment and will vote those proxies required to be voted "AGAINST" Proposal 1 against the adjournment. Under the Trust's Declaration of Trust, a quorum is constituted by the presence in person or by proxy of the holders of 30% of the aggregate number of shares of the Fund entitled to vote at the Meeting.

       Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) and abstentions will have the same effect as shares voted against Proposal 1.

       The expense of the preparation, printing and mailing of the enclosed form of proxy, Notice and Proxy Statement and other expenses relating to the Meeting (other than any costs incurred by the Fund in selling its portfolio securities) will be borne by Janus Capital. Janus Capital has engaged ___________________ to assist in proxy solicitation at an estimated cost to Janus Capital of $_____________. To obtain the necessary representation at the Meeting, supplementary solicitations may be made by mail or telephone by employees of Janus Capital or Janus Service Corporation, the Trust's transfer agent, who will receive no extra compensation for their services. Proxies solicited and signed in accordance with voting instructions given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

  Investment Adviser and Distributor

       Janus Capital Corporation and Janus Distributors, Inc.,
  100 Fillmore Street, Denver, Colorado 80206, serve as the
  Fund's Investment Adviser and Distributor, respectively.

                              8
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  Principal Holders of Voting Securities

       The following table sets forth certain information as of November 8, 1996, with respect to each person or group known to be the beneficial owner of more than 5% of the Fund's outstanding voting securities:


                          Amount and               Percent
  Name and Address of     Nature of Beneficial     of
  Beneficial Owner        Ownership                Shares


  The following table sets forth information about ownership of shares of the Fund by the Trust's officers and Trustees as of November 8, 1996:

                          Amount and               Percent
  Name, Address           Nature of Beneficial     of
  and Title               Ownership                Shares


  Independent Accountants

       The Fund's Independent Accountants, Price Waterhouse,
  LLP, are expected to be present at the Meeting to respond to shareholder questions.

  Submission of Shareholder Proposals

       The Fund does not generally hold annual shareholders' meetings, but will hold special meetings as required or deemed desirable. Since the Fund does not hold regular shareholders' meetings, the anticipated date of the next special shareholders meeting (if any) cannot be provided.
  Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders' meeting of the Fund (if any) should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement and the proposals must be received no later than four months prior to the date when the proxy statement for any such subsequent meeting is mailed to shareholders.

                              9

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  Other Matters to Come Before the Meeting

       The Trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote on any other matter properly brought before the Meeting in accordance with their judgment.

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY IN ORDER TO AVOID UNNECESSARY DELAY AND COST. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


  November 12, 1996                      JANUS INVESTMENT FUND

                              10
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                                                      EXHIBIT A

                  PLAN OF COMPLETE LIQUIDATION

       JANUS INVESTMENT FUND (the "Trust"), a Massachusetts Business Trust, on behalf of Janus Intermediate Government Securities Fund (the "Fund"), shall proceed to a complete liquidation of the Fund according to the procedures set forth in this Plan of Complete Liquidation (the "Plan").

       1. The Plan shall be approved by a majority of the Trustees and the Trustees shall direct that the Plan be submitted to shareholders of the Fund.

       2. The Plan shall be submitted to the shareholders of the Fund at a meeting called for the purpose of considering the approval of the Plan. Approval requires the affirmative vote of a majority of the outstanding shares of the Fund, as defined in the Investment Company Act of 1940. Upon such approval, the Plan shall be deemed to have been adopted.

       3. Upon adoption of the Plan, the Fund will not engage in any business activities, except for the purposes of winding up its business and affairs, preserving the value of the Fund's assets and distributing the Fund's assets to shareholders in accordance with the provisions of the Plan, provided, however, that the Fund may continue to carry on its activities as a series of an investment company, as described in its current prospectus, with regard to existing shareholders, distribution and assets, until final distribution to shareholders. The Fund shall cause the liquidation of its assets to cash form as soon as practicable consistent with the terms of the Plan, by sale or the holding to maturity of its investments as the Trust's officers and the Fund's investment adviser shall determine to be advisable, and pay or provide for the payment of all outstanding obligations, taxes and other accrued or contingent liabilities. The Fund shall be deemed to have duly provided for payment by remitting to the Fund's investment adviser funds for such purposes.

       4. The Trust's officers shall arrange for the distribution of the Fund's net assets to the shareholders of the Fund on a pro rata basis. Such distribution shall be delivered to each shareholder, or as may otherwise be directed by each of the shareholders, as soon as practicable thereafter.

       5. The officers of the Trust on behalf of the Fund shall be, and hereby are, authorized by the approval of the Plan by the Trustees and shareholders, to perform such acts as are necessary, desirable or convenient to carry out the details of the Plan, to execute, acknowledge and deliver any and all documents necessary to distribute the net assets of the Fund and to carry out the Plan as set forth herein. The officers of the Trust on behalf of the Fund shall file IRS Form 966 with the appropriate office of the Internal Revenue Service no later than 30 days after the Plan is approved by the shareholders of the Fund.

       6. The Trustees may terminate the Plan and abandon the liquidation of the Fund, notwithstanding adoption by shareholders, at any time prior to the final distribution of cash to shareholders if, in the judgment of the Trust's
  Trustees, the facts and circumstances make proceeding with the Plan inadvisable.

                              11
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                            PROXY

         JANUS INTERMEDIATE GOVERNMENT SECURITIES FUND

                 SPECIAL MEETING OF SHAREHOLDERS

                          JANUARY 21, 1997

       The undersigned hereby appoints Steven R. Goodbarn and Kelley A. Howes and each of them, his attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Janus Intermediate Government Securities Fund ("Fund") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Mountain Time, on January 21, 1997, at the offices of Janus Investment Fund, 720 S. Colorado Blvd., 7th Floor, Denver, Colorado 80222, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

       I.  Adoption of Plan of Complete Liquidation:

       [ ]  FOR   [ ]  AGAINST   [ ]  ABSTAIN

       This proxy will be voted as specified.  IF NO
  SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE
  PROPOSAL TO ADOPT THE PLAN OF COMPLETE LIQUIDATION.

       THIS PROXY IS SOLICITED BY THE TRUSTEES OF THE TRUST.
  THE TRUSTEES RECOMMEND THAT YOU VOTE FOR ADOPTION OF THE PLAN
  OF COMPLETE LIQUIDATION.

       Receipt of the Notice of Special Meeting and Proxy
  Statement is hereby acknowledged.

            Dated     _______________________________________

            Name of Shareholder(s) -- Please
            print or type ___________________________________

                          ___________________________________

            Signature(s) of Shareholder(s)___________________

            Signature(s) of Shareholder(s)___________________

  This proxy must be signed by the beneficial owner of Fund
  Shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

       PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
  THE ENCLOSED POSTAGE-PAID ENVELOPE.

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           Janus Intermediate Government Securities Fund
                        100 Fillmore Street
                      Denver, Colorado 80206

                    PROCEEDS INSTRUCTION CARD

       In the event that the Plan of Complete Liquidation of the Janus Intermediate Government Securities Fund (the "Fund") is approved by the shareholders ("Shareholders") of the Fund and implemented by the Trustees of Janus Investment Fund as is described more fully in the accompanying Proxy Statement, your pro rata share of the cash proceeds resulting from the liquidation of the Fund (the "Proceeds") will be invested in shares of the fund indicated by you below or will be disbursed directly to you by check. Please indicate how you would like to receive your proceeds by checking the appropriate box. A copy of the Prospectus for each of the funds that are open to new investors is enclosed. Please read the Prospectus carefully before making your election.

  Note: By completing this card, your exchange or redemption will be processed only upon the liquidation of the Fund. To implement an exchange or redemption prior to the liquidation you may call an Investor Service Representative at 1-800-525-3713 (or our JETS line at 1-800-525-6125 for automated transactions). See the Fund's prospectus for the federal income tax consequences related to such an exchange or redemption.

       1.  Invest liquidation proceeds in shares of one of the
           following:
            _
           /_/  Janus Money Market Fund - Investor Shares
            _
           /_/  Janus Government Money Market Fund - Investor
                Shares
            _
           /_/  Janus Tax-Exempt Money Market Fund - Investor
                Shares
            _
           /_/  Janus Short-Term Bond Fund
            _
           /_/  Janus Federal Tax-Exempt Fund
            _
           /_/  Janus Flexible Income Fund
            _
           /_/  Janus Balanced Fund
            _
           /_/  Janus Fund
            _
           /_/  Janus Equity Income Fund
            _
           /_/  Janus Growth and Income Fund
            _
           /_/  Janus Worldwide Fund
            _
           /_/  Janus High-Yield Fund
            _
           /_/  Janus Mercury Fund
            _
           /_/  Janus Overseas Fund
            _
           /_/  Janus Venture Fund*
            _
           /_/  Janus Enterprise Fund
            -
           /_/  Janus Olympus Fund
            -
           /_/  Janus Twenty Fund

           *Janus Venture Fund is currently closed to new investors. Only current shareholders in Janus Venture Fund will be permitted to exchange into that Fund.
            _
       2. /_/ Receive redemption proceeds by check (if you do not select a fund listed above, you will automatically receive your redemption proceeds by check).

       PLEASE COMPLETE THIS PROCEEDS INSTRUCTION CARD AND RETURN
  IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.